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                                                                   Exhibit 10.12

                            INDEMNIFICATION AGREEMENT

     This Indemnification Agreement (the "Agreement") shall be effective as of February 9, 2006 between GMarket Inc., a Korean corporation (the "Company"), and ____________________________ (the "Indemnitee").

     WHEREAS, it is essential that the Company attract and maintain responsible, qualified directors and corporate officers;

     WHEREAS, the Indemnitee is a director or corporate officer of the Company;

     WHEREAS, both the Company and the Indemnitee recognize the risk of litigation and other claims that may be asserted against directors and corporate officers of public companies, as well as the possibility that in certain situations a threat of litigation may be employed to deter them from exercising their judgment in the best interests of the Company, and the consequent need to allocate the risk of personal liability through indemnification and insurance; and

     WHEREAS, in recognition of the Indemnitee's need for substantial protection against personal liability, the Company wishes to provide in this Agreement for the indemnification of and the advancement of expenses to the Indemnitee to the fullest extent permitted by law and as set forth in this Agreement and for the continued coverage of the Indemnitee under the Company's directors and officers liability insurance policies.

     NOW, THEREFORE, in consideration of the premises and of the Indemnitee continuing to serve the Company directly or, at its request, another enterprise, and intending to be legally bound hereby, the parties hereto do hereby covenant and agree as follows:

                                    ARTICLE I

                            Rights of Indemnification

     Section 1.1 Indemnification. The Company shall, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, indemnify and hold harmless the Indemnitee against all liability and loss suffered, and advance expenses (including attorneys' fees) in connection with any actual or threatened action, suit, claim, inquiry or proceeding, whether civil, criminal, administrative or investigative (including an action by or in the right of the Company) and whether formal or informal (a "Proceeding") and by reason of the fact that he, or a person for whom he is the legal representative, is or was a director or officer of the

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Company or, while a director or officer of the Company, is or was serving at the request of the Company as a director, officer, employee, trustee or agent of another corporation or of a partnership, joint venture, trust, nonprofit entity or other entity, including service with respect to employee benefit plans. Notwithstanding the preceding sentence, the Company shall be required to indemnify or advance expenses to an Indemnitee in connection with a Proceeding (or part thereof) commenced by such Indemnitee (and not by way of defense) only if the commencement of such Proceeding (or part thereof) by the Indemnitee (i) was authorized in the specific case by the board of directors of the Company or
(ii) was brought to establish or enforce a right to indemnification under this Agreement, the Company's bylaws, the Articles of Incorporation ("AOI"), any other agreement, any applicable law or otherwise. If the Company does not pay in full within 30 days of the Indemnitee's presentation of a claim for indemnification (following the final disposition of such action, suit or proceeding) or advancement of expenses under this Agreement, the Indemnitee may file suit against the Company to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to recover the expense of prosecuting such claim. Notwithstanding anything to the contrary contained in this Agreement, the Company shall not have any obligation to indemnify the Indemnitee from and against any loss that may be asserted against or suffered or incurred by the Indemnitee or advance any expenses (i) if the Company is prohibited under applicable law from indemnifying the Indemnitee for such loss
(ii) upon a finding, in the form of a final and binding judgment rendered by a court of competent jurisdiction, that the Indemnitee has breached a fiduciary or other duty owed to the Company or (iii) if the then constituted board of directors of the Company, based on legal advice of counsel, clearly believes that the Indemnitee has breached a fiduciary or other duty owed to the Company.

     Section 1.2 Applicability of Indemnification. The Company's obligations under Section 1.1 shall apply with respect to any Proceeding which relates to acts or omissions occurring or allegedly occurring prior to the execution of this Agreement.

     Section 1.3 Nonexclusivity of Rights. The rights conferred on the Indemnitee by this Agreement shall not be exclusive of any other rights or remedies which the Indemnitee may have or hereafter acquire under any statute, the bylaws of the Company, the AOI or any other agreement, vote of stockholders or disinterested directors or otherwise.

     Section 1.4 Other Sources. The Company's obligation, if any, to indemnify or to advance expenses to any Indemnitee who was or is serving at its request as a director, officer, employee or agent of another Company, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced to the extent such Indemnitee has otherwise actually received payment (under any insurance policy or otherwise) of the amounts otherwise payable by the Company.

                                   ARTICLE II

                                     General


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     Section 2.1 Burden of Proof. In connection with any determination as to whether the Indemnitee is entitled to be indemnified under this Agreement, the person or persons or entity or body making such determination shall presume that the Indemnitee is entitled to indemnification under this Agreement and the burden of overcoming such presumption shall be on the Company. The termination of any claim, action, suit or proceeding by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that the Indemnitee's activities were at the time taken known or believed by him to be clearly in conflict with the best interests of the Company, or that a court has determined that indemnification is not permitted. The knowledge and/or actions, or failure to act, of any director, officer, agent, fiduciary or employee of the Company shall not be imputed to the Indemnitee for purposes of determining the right to indemnification under this Agreement.

     Section 2.2 Contribution. In the event the indemnification provided for in
Article 1 of this Agreement is unavailable to the Indemnitee in connection with any Proceeding, the Company, in lieu of indemnifying the Indemnitee, shall contribute to the expenses actually and reasonably incurred by the Indemnitee in such proportion as deemed fair and reasonable, in light of all the circumstances of the Proceeding giving rise to such expenses, in order to reflect (i) the relative benefits received by the Company and the Indemnitee as a result of the event(s) and/or transaction(s) giving rise to such Proceeding, and (ii) the relative fault of each.

     Section 2.3 Notice of Proceedings; Defense of Claim. The Indemnitee agrees promptly to notify the Company in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding or matter which may be subject to indemnification or advancement of expenses covered hereunder. Notwithstanding any other provision of this Agreement, with respect to any such Proceeding of which the Indemnitee notifies the Company, (a) the Company shall be entitled to participate therein at its own expense; (b) except as provided in this Section, to the extent that it may wish, the Company, jointly with any other indemnifying party similarly notified, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to the Indemnitee. After notice from the Company to the Indemnitee of its election so to assume the defense thereof, the Company shall not be liable to the Indemnitee under this Agreement for any expenses of counsel subsequently incurred by the Indemnitee in connection with the defense thereof except as otherwise provided below. The Indemnitee shall have the right to employ the Indemnitee's own counsel in such Proceeding, but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense thereof shall be at the expense of the Indemnitee unless: (i) the employment of counsel by the Indemnitee has been authorized by the Company, (ii) the Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and the Indemnitee in the conduct of the defense of such Proceeding or (iii) the Company shall not have employed counsel to assume the defense of the Proceeding within 30 calendar days of receipt of notice from the Indemnitee, in each of which cases, the fees and expenses of the Indemnitee's counsel shall be at the expense of the Company. The Company shall not be entitled to assume


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the defense of any Proceeding brought by or on behalf of the Company or as to which the Indemnitee shall have made the conclusion provided for in (ii) above; and (c) if the Company has assumed the defense of a Proceeding, the Company shall not be liable to indemnify the Indemnitee under this Agreement for any amounts paid in settlement of any Proceeding effected without the Company's written consent. The Company shall not settle any Proceeding in any manner that would involve an admission of guilt or wrongful conduct by the Indemnitee, or impose any penalty, prohibition, restriction or limitation on, or disclosure obligation with respect to, the Indemnitee without the Indemnitee's prior written consent. Neither the Company nor the Indemnitee will unreasonably withhold its consent to any proposed settlement.

     Section 2.4 Liability Insurance. The Company shall maintain an insurance policy or policies providing directors' and officers' liability insurance and shall ensure that the Indemnitee shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any other director or officer of the Company.

     Section 2.5 Binding Effect; Survival. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns (including any direct or indirect successor by purchase, merger or consolidation or otherwise to all or substantially all of the business and/or assets of the Company), spouses, heirs, executors and personal and legal representatives. This Agreement shall continue in effect regardless of whether Indemnitee continues to serve as a director or corporate officer of the Company. In the event of his demise, this Agreement shall be enforceable by the Indemnitee's legal representatives.

     Section 2.6 Amendments. This Agreement may not be amended, added to, altered or repealed except by written instrument signed by each of the parties hereto.

     Section 2.7 Severability. If any term, provision or covenant of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable in any jurisdiction, then such term, provision or covenant shall, as to such jurisdiction, be modified or restricted to the extent necessary to make such provision valid, binding and enforceable, or, if such provision cannot be modified or restricted, then such provision shall, as to such jurisdiction, be deemed to be excised from this Agreement and any such invalidity, illegality or unenforceability with respect to such provision shall not invalidate or render unenforceable such provision in any other jurisdiction, and the remainder of the provisions hereof shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

     Section 2.8 Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given (i) upon delivery if delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed, or (ii) on the third business day after mailing if mailed by certified or registered mail with postage prepaid, and addressed as follows: If to the Indemnitee, as shown after the


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Indemnitee's signature below; and if to the Company, to the Company's corporate headquarters, or such other address as may have been furnished in writing to the Indemnitee by the Company or to the Company by the Indemnitee, as the case may be.

     Section 2.9 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Republic of Korea.

     Section 2.10 Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     Section 2.11 No Waiver. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver of such party's rights or deprive such party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of February ____, 2006.

GMarket Inc.                            Indemnitee


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By:                                     By:
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Date:                                   Date:
      -------------------------------         ----------------------------------
Address:                                Address:
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Chief Executive Officer


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